SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2011

LEXINGTON REALTY TRUST
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-12386	13-3717318
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Penn Plaza, Suite 4015, New York, New York	10119-4015
(Address of Principal Executive Offices)	(Zip Code)

(212) 692-7200
(Registrant's Telephone Number, Including Area Code)

______________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                      Submission of Matters to a Vote of Security Holders.

On May 17, 2011, Lexington Realty Trust (the “Trust”) held its 2011 Annual Meeting of Shareholders (the “Annual Meeting”).  As of March 18, 2011, the record date for shareholders entitled to vote at the Annual Meeting, there were 147,084,327 shares of beneficial interests, par value $0.0001 per share, classified as common stock (“Common Shares”) outstanding and entitled to vote at the Annual Meeting.  Of the Common Shares entitled to vote at the Annual Meeting, 134,815,438, or approximately 91.7% of the Common Shares were present or represented by proxy at the Annual Meeting.  There were six matters presented at the Annual Meeting, of which five matters were voted on at the Annual Meeting.  Set forth below is a brief description of each matter voted on at the Annual Meeting and the voting results with respect to each matter:

Proposal No. 1. Election of seven trustees to serve until the 2012 Annual Meeting of Shareholders or their earlier removal or resignation and until their respective successors, if any, are elected.  The seven trustees elected, and the number of votes cast for, or withheld, with respect to each of them follows:

Nominee for Trustee	For	Withhold
E. Robert Roskind	111,640,729	2,914,044
T. Wilson Eglin	112,594,288	1,960,485
Clifford Broser	106,940,480	7,614,293
Harold First	113,655,377	899,396
Richard S. Frary	113,680,018	874,755
James Grosfeld	113,649,030	905,743
Kevin W. Lynch	113,784,342	770,431

Proposal No. 2.  To vote upon the approval of the Lexington Realty Trust 2011 Equity-Based Award Plan (the “Plan”).  The number of votes cast for, against, or abstained, with respect to Proposal No. 2 follows:

For	Against	Abstain
106,039,141	6,520,449	1,995,183

As disclosed in the Current Report on Form -8-K that we filed on April 27, 2011, the Board of Trustees amended the Plan to replace “14,700,000” in Section 3(a) of the Plan with “5,000,000”.

Proposal No. 3.  To vote upon a resolution to approve, on an advisory, non-binding basis, the executive compensation of certain executive officers, as disclosed in the related proxy statement.  The number of votes cast for, against, or abstained, with respect to Proposal No. 3 follows:

For	Against	Abstain
110,427,820	1,713,307	2,413,646

Proposal No. 4.  To vote upon an advisory, non-binding recommendation on the frequency of future advisory votes on executive compensation.  The number of votes cast for, against, or abstained, with respect to Proposal No. 4 follows:

1 Year	2 Year	3 Year	Abstain
101,028,123	165,570	11,382,213	1,978,867

In light of the voting results with respect to the frequency of future advisory votes on executive compensation, the Board of Trustees determined at its March 17, 2011 meeting that we will submit the advisory vote on the compensation of executive officers every year until the next required advisory vote on the frequency of future advisory votes on executive compensation.  The next required vote on the future frequency will be in six years.

Proposal No. 5.  To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.  The number of votes cast for, against, or abstained, with respect to Proposal No. 5 follows:

For	Against	Abstain
134,048,668	563,004	203,766

Proposal No. 6.  To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.  Following the voting on foregoing proposals and there being no other business, Proposal No. 6 was determined to be moot.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexington Realty Trust

Date: May 24, 2011                                                                By:  /s/ Patrick Carroll
Patrick Carroll
Chief Financial Officer